Jul. 29, 2020
Global Beta Smart Income ETF
Global Beta Smart Income ETF
Global Beta Smart Income ETF (Ticker: GBDV)
(the “Fund”),
a series of Global Beta ETF Trust
Supplement dated July 29, 2020 to the Fund’s currently effective
Prospectus, as supplemented
IMPORTANT NOTICE TO INVESTORS
The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus for the Fund.
The following information is added to the end of the section of the Fund’s Prospectus entitled “Principal Investment Risks”:

Principal Investment Risks
Large Shareholder Risk. Certain shareholders, including (i) the Adviser and its owners and officers and (ii) other funds or accounts advised by the Adviser, may from time to time own a substantial amount of the Fund’s shares. In addition, a third party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a lead market maker, or another entity may invest in the Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.

Investors should retain this supplement for future reference.